UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2009

Ecologic Transportation, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Ocean Avenue, Suite D, Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 310 2598

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On August 17, 2009, we issued a news release announcing the launch of Ecologic Radio, a cutting edge environmental online talk radio show designed to entertain and educate consumers.

Ecologic Radio will be hosted by talk radio veteran Rich Kepler, a 15 year veteran of talk radio in the New York and Philadelphia market. Rich is an online radio pioneer and co-founder of Boombox Radio, Voice America & Renegade Talk.

Ecologic Radio is available online and via mobile devices. High profile guests including scientists and entertainers will be interviewed, interactive discussions will examine what everyone can do to help the environment, and new green technologies will be presented

Item 9.01	Financial Statements and Exhibits

99.1	News release dated August 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGIC TRANSPORTATION, INC.

/s/ William N. Plamondon III
William N. Plamondon III
President, Chief Executive Officer and Director
Dated: August 17, 2009